UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska    68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/14

Item 1.  Reports to Stockholders.

Annual Report
June 30, 2014

1-877-7PWRINC
1-877-779-7462

www.powerincomefund.com
www.powerdividendindexfund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Power Income Fund or Power Dividend Index Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Power Income Fund and Power Dividend Index Fund

Annual Letter to Shareholders

Dear Investors,

We are pleased to address our fourth annual letter to shareholders for the Power Income Fund and first for the Power Dividend Index Fund.

The Power Income Fund’s objective is to maximize total return from income and capital appreciation with the preservation of capital as a secondary objective. The Fund seeks equity-like returns and seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index). During the period from June 30, 2013 to the period ending June 30, 2014, the Power Income Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for Periods June 30, 2013 to June 30, 2014 and December 31, 2013 through June 30, 2014

	6/30/13-6/30/14	12/31/13-6/30/14
Power Income Fund Class I	7.56%	3.76%
Power Income Fund Class A	7.30%	3.53%
Power Income Fund Class A with Load	1.98%	-1.60%
Barclays Capital U.S. Aggregate Bond Index	4.37%	3.93%
Merrill Lynch U.S. High Yield Master II Index	11.80%	5.64%

The Power Income Fund employs a “Tactical” approach to investing. The Fund generally invests in high yield bond funds and/or money market funds utilizing a proprietary defensive trading system to determine the investments. The system indicates whether it is time to be invested in the high yield asset class or money markets. The purpose of switching between these two investments is an attempt to minimize losses during a downturn and maximize gains during upturns. In addition, the “Tactical” approach can utilize a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the Fund to a market neutral position.

The Power Dividend Index Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index. During the period since inception (November 7, 2013) through June 30, 2014, the Power Dividend Index Fund had the following performance for the various share classes relative to the S&P 500 Index:

Returns for Periods November 7, 2013 to June 30, 2014 and December 31, 2013 through June 30, 2014

	11/7/13-6/30/14	12/31/13-6/30/14
Power Dividend Index Fund Class I	12.90%	10.55%
Power Dividend Index Fund Class A	12.79%	10.35%
Power Dividend Index Fund Class A with Load	7.11%	4.80%
S&P 500 Index	13.70%	7.14%

W.E. Donoghue & Co., Inc. primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. The Power Dividend Index Fund seeks to replicate the W.E. Donoghue Power

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Dividend Total Return Index. The index is a combination of a rules based mechanical quantitative index with a technically driven tactical overlay.

Index Description. W.E. Donoghue’s Power Dividend Index (PWRDXTR) uses the total return variation of the S-Network Sector Dividend Dogs Index (SDOGXTR) to signal investment into and out of the SDOGXTR Index.

Index Methodology. PWRDXTR uses a proprietary methodology to trigger allocations between an equally weighted portfolio of stocks that are assembled according to the Sector Dividend Dogs Index (SDOGX) methodology and 90 day US Treasury-Bills. The SDOGX methodology employs a systematic approach to identify the five stocks in each of the ten S&P 500 sectors with the highest dividend yields. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The tactical overlay for allocating between either stocks or bonds is based on exponential moving average crossovers.

Rebalancing. The underlying equity portfolio (SDOGX) rebalances quarterly, at the close of trading on the third Friday of the last month of each calendar quarter. The Power Dividend Index Fund will implement this rebalance on the following Monday at the open.

The 3rd quarter of 2013 proved to be more opportunistic for investors after the capital markets experienced volatility due to Ben Bernanke’s comments in May 2013 regarding the possibility of “tapering” back on its bond buying program. The Fed had been providing an accommodative policy by buying $85 billion in long term treasuries and mortgage backed securities. Investors had been getting increasingly concerned over a change in policy which could impact the direction of interest rates. The last time the Fed changed course on their quantitative easing in a similar fashion was in 1951 which was a secular turning point for what became a 30 year rise in interest rates. Interest rates in the second quarter, heading into the third, experienced a significant uptick particularly on a percentage basis. Rates on the 10 year treasury bond moved from a low in July of 2012 of about 1.40% to nearly 3% in early September 2013 (the bulk of this move experienced in the 2nd and 3rd quarter of 2013). This in turn took its toll on rate exposed fixed income products. Subsequently, to the surprise of many, on September 18th, 2013, the Fed announced that they would not be tapering their bond purchases. It was widely expected that they would reduce their purchases or “Taper” by $15 billion per month. The Fed gave some cautionary concerns over recent economic data coming from unemployment, rising interest rates and above all the uncertainty unfolding, with Congress in DC regarding the on-going debt ceiling discussion. In addition, as the changing of the guard of the Chairman of the Fed from Ben Bernanke to Janet Yellen (who is even more dovish) had been unfolding, many are speculating that the transition is already under way. This unexpected turn regarding tapering proved to alleviate angst over an imminent change in monetary policy for the time being.

The Power Income Fund began the 3rd quarter of 2013 in a bearish stance predominantly invested in money market funds. In early July 2013, management began moving back into the high yield asset class as the capital markets began to firm up and the technical indicators turned positive. By mid-July the Fund was predominantly invested in a bullish stance. Due to continued concerns over increased risk to rising interest rates the Fund deployed positions in short duration high yield bond funds. In addition, the Fund opportunistically added allocations to the convertible bond segment of the market. By adding in the short duration high yield bond funds and the convertible bond fund exposure, management believed the Fund would be less volatile and be better positioned should rates move in an upward direction. During August 2013, the Fund did reduce its exposure and increased its cash position to 60% plus to mitigate downside volatility. Shortly thereafter in September 2013 as the market got the dovish news from the Fed, the Fund re-positioned away from the money market positions back into a bullish stance.

The 4th quarter of 2013 proved to be a relatively benign market environment as opposed to the previous quarter which was driven by monetary policy excitement. The market continued to be fixated on the direction of monetary policy and the Fed’s stimulus agenda. Investors favored risk assets in lieu of safer fixed income alternatives for the period. In fact, equities produced a strong quarter with the S&P 500 Index offering a double digit return for the quarter. This created an opportune time to launch the addition of the Power Dividend Index Fund. The high yield asset class recorded its fifth straight positive year in a row. The quarter offered significantly less volatility than the previous quarter as the Fed’s decision not to taper in September spurred a strong 4 month rally in risk assets and in particular for equities and the high yield asset class. As such the Power

2

Income Fund remained in a bullish stance for the period, and the Power Dividend Index Fund from inception through the end of 2013 was also bullish.

During the end of the quarter, the market additionally reacted to the continued strength in economic data. The ISM manufacturing data hit its highest level in two years suggesting economic expansion. In addition, U.S. auto sales and new home sales were very strong. Lastly, employment continued to show signs of steady improvement. Due to these reasons as well as others, in December, the Fed responded by initiating the conversation of tapering back its asset purchases, suggesting reducing the amount monthly from $85 billion to $75 billion. Further, they hedged their posture by indicating that short term rates would continue to remain low.

The capital markets began 2014 with concerns over economic data. Industrial production, mortgage applications and home sales delivered lackluster performance for the start of the new year. The question remained whether the data was weak due to a harsh inclement winter or due to the negative consequences of the Federal Reserve tapering which had begun. As such the S&P 500 started the year with a dip of 3% plus for the month of January. However, neither the economic concerns nor the political jousting between Obama and Putin over the Ukraine could hold back the market from finishing the first quarter with a continuation of positive strength. The fixed income asset classes performed well for the first quarter as the Federal Reserve had been choreographing their quantitative easing exit. Janet Yellen had given guidance that interest rates will not rise for at least 6 months following the end of the Fed’s asset purchases. This deliberate process created less uncertainty and as a result allowed for a less volatile fixed income market. Credit asset classes such as the high yield asset class performed well and followed a consistent technical trend higher through the end of the first quarter. The Power Income Fund remained predominantly in a bullish stance for the period with the exception of shifting a minor allocation to cash away from high yield ETFs (which have a tendency to have more volatility at times) in January heading into February. The Power Dividend Index Fund had been bullish for the entire first quarter 2014.

The capital markets experienced a relatively benign second quarter in 2014 and had provided a backdrop for positive performance for the both the Power Income Fund and Power Dividend Index Fund. With the Federal Reserve choreographing their tapering of asset purchases and indicating a reluctance to raise interest rates until at least 2015, the road was paved for a decrease in volatility. The VXX ETN (a proxy reflecting volatility) had dropped about 32% for the quarter. (Source: Investors FastTrack) Concerns over an economic slowdown in the first quarter were chalked up to weather related issues. In addition, the Fed passed the liquidity magic wand over to the ECB, which is stepping up their form of stimulus by offering negative deposit rates and a Long Term Refinancing Operation to help small and medium sized businesses in Europe. This has provided further tailwind to the global capital markets, as well as further decreasing the pool of yielding assets. Globally there has been a chase for yield and with the shorter end of the curve in many instances offering negative real rates capital is forced to move into relatively stronger currencies, dividend paying equities or into higher risk credit areas of the fixed income landscape. With that being said, spreads across the credit landscape continue to compress and the high yield asset class spreads have narrowed to close to their lowest levels since 2007 (at approximately 3.50% at quarter end). Hence, both the Power Income Fund and the Power Dividend Index Fund remained invested in a bullish stance for the second quarter of 2014 and rode the trend.

Overall the performance of the Funds can largely be attributed to the dividends received from the underlying stocks or high yield funds, capital gains from the underlying stocks or high yield positions and interest received from the cash and cash equivalent exposure. The largest high yield fund positions that were taken during the time period in the Power Income Fund were the Pimco High Yield Fund (PHIYX) (20%) and the Ivy High Yield Fund (IVHIX) (10%). The Power Dividend Index Fund maintained a bullish posture throughout the period since inception and performed its quarterly rebalance. There was in general, one weak environment during the period referenced where the high yield asset class and the Power Income Fund’s underlying high yield holdings experienced some downside volatility. As previously mentioned, in such environments the Power Income Fund will apply its sell discipline to each respective underlying fund and move to a defensive position in cash or cash equivalents or utilize hedging techniques in an attempt to mitigate downside risk. The Power Income Fund I share and A share classes outperformed the primary benchmark being the Barclays Capital U.S. Aggregate Bond Index for the trailing one year period. However, the Fund did underperform its benchmark for the year to date period as depicted in the table on page 1 of this letter. The Power Dividend Index Fund did outperformed its

3

benchmark (being the S&P 500 Index) for the year to date period however underperformed the benchmark since inception as depicted in its respective performance table on page 1.

Dividends and Distributions

In accordance with the Funds’ policies and prospectuses, the Power Income Fund and Power Dividend Index Fund made the following dividend and capital gain distributions for each of the respective share classes:

Power Income Fund Class I Share - PWRIX

Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/27/2013	0.0000	0.0000	0.0632	0.0632
12/27/2013	0.0000	0.0000	0.1103	0.1103
3/28/2014	0.0000	0.0000	0.0886	0.0886
6/27/2014	0.0000	0.0000	0.1007	0.1007

Power Income Fund Class A Share - PWRAX

Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/27/2013	0.0000	0.0000	0.0572	0.0572
12/27/2013	0.0000	0.0000	0.1037	0.1037
3/28/2014	0.0000	0.0000	0.0829	0.0829
6/27/2014	0.0000	0.0000	0.0946	0.0946

Power Dividend Index Fund Class I Share - PWDIX

Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
12/27/2013	0.0000	0.0000	0.0325	0.0325
3/28/2014	0.0000	0.0000	0.0551	0.0551
6/27/2014	0.0000	0.0000	0.0542	0.0542

Power Dividend Index Fund Class A Share - PWDAX

Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
12/27/2013	0.0000	0.0000	0.0310	0.0310
3/28/2014	0.0000	0.0000	0.0510	0.0510
6/27/2014	0.0000	0.0000	0.0492	0.0492

Market Outlook and Potential Power Income Fund and Power Dividend Index Fund Implications

W.E. Donoghue & Co., Inc. (WEDCO) primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. However, the firm does recognize the current economic environment we are in and can comment to the behavior of equities and the high yield asset class in general. High yield bond funds, often referred to as “junk” bond funds, trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in recessionary times. This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the

4

additional risk of holding lower credit quality issues. As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

As of the time of this report, WEDCO has recently been redeploying cash back into high yield bond funds within the Power Income Fund as the Fund recently was raising cash as our technical indicators had turned negative on most of the underlying funds that we trade and are monitoring. We believe that this slight pullback was likely due to a combination of issues. Geopolitical concerns had increased the reluctance to be invested in risk assets and hence had caused downward pressure on the high yield asset class. In addition, being that high yield bonds have recently broken below 5% yields and spreads have contracted closer to the narrows of 2007, profit taking and a pullback were likely in order. We will continue to monitor further weakness and shift more defensively to cash should the market warrant it and our indicators turn negative in the Power Income Fund. Being the fact that the Fed is holding short term interest rates down and expectations for a low default environment moving forward, we believe the bull run is likely still intact for at least another 12-15 months. However, we believe that it is difficult to determine a major turning point and typically you don’t know until you are in the trend for a period of time. Either way we will stand vigilant to take action accordingly.

Currently, the Power Dividend Index Fund is in a bullish status and is invested in the 50 stocks predicated upon the aforementioned rules criteria. Being that we are currently in the 6th year of this bull market and the fact that the S&P 500 index has been above its 200 day moving average for the longest period, we believe that a corrective pullback at the very least may be imminent. However, the index and Fund will stay consistent with its discipline. It is important to mention that the strategy historically has not issued a sell signal until the market is in a decline typically in the 10-14% range. The strategy is not designed to catch every minor correction. For now the bullish trend is intact and we will stick with the discipline.

We want to thank you for your continued investment and vote of confidence in the Power Income Fund and Power Dividend Index Fund.

Regards,

Investment Committee

W.E. Donoghue & Co., Inc.

Adviser to the Power Income Fund

Within the discussion above, the percentage shown next to specific securities are the percentages of the Portfolio represented by the security during the period ending on 6/30/2014. As of August 12, 2014, the Fund does not hold positions in these funds.

The S&P 500 Index: A commonly used benchmark index for large capitalization stocks. The index is comprised of 500 large capitalization U.S. stocks and is administered by Standard and Poor’s. You cannot invest in an index.

The Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Merrill Lynch U.S. High Yield Master II Index is a measure of the broad high yield market. You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest in an index.

The historical performance of the S&P 500 Index, Merrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

2312-NLD-8/14/2014

5

Power Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2014

The Fund’s performance figures* for the periods ended June 30, 2014, compared to its benchmarks:

	One Year	Three Year	Since Inception **
Power Income Fund - Class A	7.30%	3.74%	4.33%
Power Income Fund - Class A with load	1.98%	1.97%	2.92%
Power Income Fund - Class I	7.56%	3.98%	4.57%
Barclays Capital U.S. Aggregate Bond Index***	4.37%	3.66%	3.39%
Merrill Lynch U.S. High Yield Master II Index****	11.80%	9.27%	9.87%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 28, 2013 is 2.00% and 1.75% for the Fund’s Class A and Class I shares respectively. Class A Shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-779-7462.

**	Inception date is September 14, 2010.

***	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

****	The Merrill Lynch U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2014

Holdings By Investment Type	% of Net Assets
Mutual Funds - Debt	80.8%
Exchange Traded Funds - Debt	15.7%
Money Market Funds	3.5%
Liabilities Less Other Assets	0.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

6

Power Dividend Index Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2014

The Fund’s performance figures* for the period ended June 30, 2014, compared to its benchmarks:

Since Inception **
Power Dividend Index Fund - Class A	12.79%
Power Dividend Index Fund - Class A with load	7.11%
Power Dividend Index Fund - Class I	12.90%
S&P 500 Total Return Index ***	13.70%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 11, 2013 is 1.72% and 1.47% for the Fund’s Class A and Class I shares respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. Class A and Class I shares are subject to a redemption fee of 1.00% of amounts redeemed within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-779-7462.

**	Inception date is November 7, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2014

Holdings By Sector	% of Net Assets
Telecommunications	10.1%
Electric	10.0%
Pharmaceuticals	7.9%
Agriculture	7.4%
Pipelines	5.8%
Banks	4.1%
Mining	4.0%
Oil & Gas	4.0%
Semiconductors	4.0%
Other Sectors (Common Stock) and Short-Term Investments	43.7%
Liabilities Less Other Assets	(1.0)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

7

Power Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares			Value

		MUTUAL FUNDS - 80.8%
		DEBT FUNDS - 80.8%
3,188,857		BlackRock High Yield Portfolio - Institutional Class	$26,913,953
2,802,669		Columbia High Yield Bond Fund - Class Z	8,548,140
1,122,729		DWS High Income Fund - Institutional Class	5,714,688
362,109		Hartford High Yield Fund - Class I	2,864,278
1,255,418		Invesco High Yield Fund - Class Y	5,762,370
3,230,057		Ivy High Income Fund - Class I	28,295,302
612,679		Janus High-Yield Fund - Class I	5,771,435
1,067,609		Lord Abbett High Yield Fund - Class I	8,647,634
774,447		MainStay High Yield Corporate Bond Fund - Class I	4,755,105
270,997		Metropolitan West High Yield Bond Fund - Class I	2,834,626
892,298		Neuberger Berman High Income Bond Fund - Institutional Class	8,530,368
850,961		Northeast Investors Trust - Retail Class	5,633,361
607,291		Nuveen High Income Bond Fund - Class I	5,653,881
2,457,169		Oppenheimer Senior Floating Rate Fund - Class Y	20,640,223
2,903,165		PIMCO High Yield Fund - Institutional Class	28,363,917
725,496		Principal High Yield Fund - Insitutional Class	5,731,421
2,006,704		Prudential High Yield Fund - Class Z	11,779,351
766,517		Prudential Short Duration High Yield Income Fund -Class Z	7,534,864
892,307		RidgeWorth High Income Fund - Class I	6,567,377
2,268,070		RidgeWorth Seix Floating Rate High Income Fund - Class I	20,571,396
1,039,318		RidgeWorth Seix High Yield Fund - Class I	10,486,720
726,387		SEI Institutional Managed Trust - High Yield Bond Fund - Class I	5,622,237
1,152,827		Western Asset Global High Yield Bond Fund - Class I	8,565,507
620,725		Western Asset High Yield Fund - Institutional Class	5,692,053
1,947,616		Western Asset Short Duration High Income Fund - Class A	12,659,503
		TOTAL MUTUAL FUNDS (Cost - $258,187,692)	264,139,710

		EXCHANGE TRADED FUNDS - 15.7%
		DEBT FUNDS - 15.7%
153,992		iShares iBoxx $ High Yield Corporate Bond Fund ETF	14,660,038
141,655		Peritus High Yield ETF	7,550,211
67,647		PIMCO 0-5 Year High Yield Corporate Bond Index Fund ETF	7,229,435
352,635		SPDR Barclays High Yield Bond Fund ETF	14,715,459
233,170		SPDR Barclays Short Term High Yield Bond Fund ETF	7,218,943
		TOTAL EXCHANGE TRADED FUNDS (Cost - $50,608,132)	51,374,086

		SHORT-TERM INVESTMENTS - 3.5%
		MONEY MARKET FUNDS - 3.5%
627,587		BlackRock Cash Funds Institutional Class, 0.11% *	627,587
623,355		Daily Income Fund - US Government Portfolio - Fiduciary Class, 0.01% *	623,355
623,248		Dreyfus Treasury Prime Cash Management - Institutional, 0.00% *	623,248
91		Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% *	91
8,774,917		Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.05% *	8,774,917
623,537		AIM-STIT-Government & Agency Portfolio - Institutional, 0.01% *	623,537
0	^	Western Asset Institutional Liquid Reserves - Institutional, 0.07% *	0
		TOTAL SHORT-TERM INVESTMENTS (Cost - $11,272,735)	11,272,735

		TOTAL INVESTMENTS - 100.0% (Cost - $320,068,559) (a)	$326,786,531
		OTHER ASSETS LESS LIABILITIES - 0.0%	1,491
		NET ASSETS - 100.0%	$326,788,022

*	Money market fund; interest rate reflects effective yield on June 30, 2014.

^	Amount of shares is less than 1.

SPDR-Standard & Poor's Depositary Receipts

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $320,254,456 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,746,828
Unrealized depreciation	(214,753)
Net unrealized appreciation	$6,532,075

See accompanying notes to financial statements.

8

Power Dividend Index Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value

	COMMON STOCK - 98.9%
	AEROSPACE/DEFENSE - 1.8%
14,536	Lockheed Martin Corp.	$2,336,371

	AGRICULTURE - 7.4%
57,721	Altria Group, Inc.	2,420,819
38,321	Lorillard, Inc.	2,336,431
27,584	Philip Morris International, Inc.	2,325,607
39,117	Reynolds American, Inc.	2,360,711
		9,443,568
	BANKS - 4.1%
65,994	BB&T Corp.	2,602,143
48,518	Wells Fargo & Co.	2,550,106
		5,152,249
	CHEMICALS - 3.9%
48,678	Dow Chemical Co.	2,504,970
36,856	El du Pont de Nemours & Co.	2,411,857
		4,916,827
	COMMERCIAL SERVICES - 2.3%
82,398	Iron Mountain, Inc.	2,921,009

	COMPUTERS - 2.1%
46,892	Seagate Technology PLC	2,664,403

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
69,539	Invesco Ltd.	2,625,097

	ELECTRIC - 10.0%
31,350	Entergy Corp.	2,573,522
71,537	Exelon, Corp.	2,609,670
74,397	FirstEnergy Corp.	2,583,064
89,111	Pepco Holdings, Inc.	2,448,770
136,141	TECO Energy, Inc.	2,515,886
		12,730,912
	ELECTRONICS - 2.1%
43,493	Garmin Ltd.	2,648,724

	ENVIRONMENTAL CONTROL - 2.0%
55,438	Waste Management, Inc.	2,479,742

	FOOD - 1.9%
40,922	Kraft Foods Group, Inc.	2,453,274

	HEALTH CARE PRODUCTS - 1.9%
34,179	Baxter International, Inc.	2,471,142

	INSURANCE - 1.9%
51,417	Cincinnati Financial Corp.	2,470,073

	IRON/STEEL - 2.0%
51,703	Nucor Corp.	2,546,373

	MEDIA - 1.9%
139,733	Cablevision Systems Corp. - Class A	2,466,287

	MINING - 4.0%
73,867	Freeport McMoran Copper & Gold, Inc. - Class B	2,696,146
93,881	Newmont Mining Corp.	2,388,333
		5,084,479
	MISCELLANEOUS MANUFACTURING - 3.9%
92,894	General Electric Co.	2,441,254
73,851	Leggett & Platt, Inc.	2,531,612
		4,972,866

See accompanying notes to financial statements.

9

Power Dividend Index Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value

	COMMON STOCK 98.9% (Continued)
	OFFICE/BUSINESS EQUIPMENT - 2.0%
89,820	Pitney Bowes, Inc.	$2,480,828

	OIL & GAS - 4.0%
29,417	ConocoPhilips	2,521,919
52,534	Diamond Offshore Drilling, Inc.	2,607,262
		5,129,181
	PHARMACEUTICALS - 7.9%
48,418	AbbVie, Inc.	2,732,712
39,294	Eli Lilly & Co.	2,442,908
41,305	Merck & Co., Inc.	2,389,494
85,671	Pfizer, Inc.	2,542,715
		10,107,829
	PIPELINES - 5.8%
67,674	Kinder Morgan, Inc.	2,453,859
59,104	Spectra Energy Corp.	2,510,738
42,477	Williams Cos., Inc.	2,472,586
		7,437,183
	RETAIL - 3.8%
53,472	Darden Restaurants, Inc.	2,474,149
23,813	McDonald’s Corp.	2,398,922
		4,873,071
	SAVINGS & LOANS - 2.1%
172,223	People’s United Financial, Inc.	2,612,623

	SEMICONDUCTORS - 4.0%
84,234	Intel Corp.	2,602,831
51,651	Microchip Technology, Inc.	2,521,085
		5,123,916
	SOFTWARE - 3.9%
85,231	CA, Inc.	2,449,539
60,933	Paychex, Inc.	2,532,376
		4,981,915
	TELECOMUNICATIONS - 10.1%
73,799	AT&T, Inc.	2,609,533
69,021	CenturyLink, Inc.	2,498,560
467,088	Frontier Communications Corp.	2,727,794
51,043	Verizon Communications, Inc.	2,497,534
248,401	Windstream Holdings, Inc.	2,474,074
		12,807,495

	TOTAL COMMON STOCK (Cost - $116,968,922)	125,937,437

	SHORT-TERM INVESTMENTS - 2.1%
	MONEY MARKET FUNDS - 2.1%
2,647,132	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.05% *	2,647,132
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,647,132)

	TOTAL INVESTMENTS - 101.0% (Cost - $119,616,054) (a)	$128,584,569
	LIABILITIES LESS OTHER ASSETS - (1.0) %	(1,281,895)
	NET ASSETS - 100.0%	$127,302,674

PLC - Public Limited Company

*	Money market fund; interest rate reflects effective yield on June 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $119,631,133 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9,742,817
Unrealized depreciation	(789,381)
Net unrealized appreciation	$8,953,436

See accompanying notes to financial statements.

10

Power Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014

	Power Income	Power Dividend
	Fund	Index Fund
ASSETS
Investment securities:
At cost	$320,068,559	$119,616,054
At value	$326,786,531	$128,584,569
Receivable for Fund shares sold	678,952	154,228
Dividends and interest receivable	1,038,208	288,116
Prepaid expenses and other assets	42,265	32,956
TOTAL ASSETS	328,545,956	129,059,869

LIABILITIES
Payable for investments purchased	961,786	1,442,923
Payable for Fund shares repurchased	429,815	167,111
Investment advisory fees payable	274,874	99,409
Fees payable to other affiliates	37,903	13,365
Distribution (12b-1) fees payable	6,625	5,712
Accrued expenses and other liabilities	46,931	28,675
TOTAL LIABILITIES	1,757,934	1,757,195
NET ASSETS	$326,788,022	$127,302,674

COMPOSITION OF NET ASSETS:
Paid in capital	$321,564,405	$118,317,912
Undistributed net investment income	1,362,664	74,102
Accumulated net realized loss from security transactions	(2,857,019)	(57,855)
Net unrealized appreciation of investments	6,717,972	8,968,515
NET ASSETS	$326,788,022	$127,302,674

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$31,472,149	$29,406,960
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,043,175	2,639,069
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$10.34	$11.14
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (a)	$10.88	$11.73

Class I Shares:
Net Assets	$295,315,873	$97,895,714
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	28,589,755	8,786,851
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.33	$11.14

(a)	On investments of $50,000 or more, the offering price is reduced.

(b)	Redemptions of Power Dividend Index Fund shares made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

11

Power Funds
STATEMENTS OF OPERATIONS
For the Year and Period Ended June 30, 2014

	Power Income	Power Dividend
	Fund	Index Fund (a)
INVESTMENT INCOME
Dividends	$15,467,490	$1,532,227
Interest	10,057	781
TOTAL INVESTMENT INCOME	15,477,547	1,533,008

EXPENSES
Investment advisory fees	2,859,080	364,258
Distribution (12b-1) fees: Class A	66,431	19,877
Administrative services fees	236,545	29,862
Non 12b-1 shareholder services fee	199,001	7,532
Transfer agent fees	74,499	13,823
Accounting services fees	64,590	21,837
Printing and postage expenses	44,998	13,412
Registration fees	35,000	35,456
Professional fees	33,004	32,313
Custodian fees	32,499	4,809
Compliance officer fees	19,502	3,488
Trustees’ fees and expenses	12,701	6,740
Insurance expense	10,498	28
Other expenses	16,002	12,026
TOTAL EXPENSES	3,704,350	565,461

NET INVESTMENT INCOME	11,773,197	967,547

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	761,852	37,410
Distributions of realized gains from underlying investment companies	1,370,645	—
Net change in unrealized appreciation on investments	6,717,972	8,968,515
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,850,469	9,005,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,623,666	$9,973,472

(a)	The Power Dividend Index Fund commenced operations on November 7, 2013.

See accompanying notes to financial statements.

12

Power Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
FROM OPERATIONS
Net investment income	$11,773,197	$9,255,985
Net realized gain from security transactions	761,852	6,425,304
Distributions of realized gains from underlying investment companies	1,370,645	271,422
Net change in unrealized appreciation (depreciation) on investments	6,717,972	(1,162,756)
Net increase in net assets resulting from operations	20,623,666	14,789,955

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(905,853)	(720,260)
Class I	(9,504,680)	(8,542,515)
From return of capital:
Class A	—	(22,057)
Class I	—	(178,219)
Net decrease in net assets resulting from distributions to shareholders	(10,410,533)	(9,463,051)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	19,295,082	18,748,732
Class I	153,156,410	62,924,897
Net asset value of shares issued in reinvestment of distributions:
Class A	792,365	651,575
Class I	7,936,036	7,175,861
Payments for shares redeemed:
Class A	(14,755,266)	(17,714,776)
Class I	(99,850,127)	(93,176,244)
Net increase (decrease) in net assets resulting from shares of beneficial interest	66,574,500	(21,389,955)

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,787,633	(16,063,051)

NET ASSETS
Beginning of Period	250,000,389	266,063,440
End of Period *	$326,788,022	$250,000,389
*Includes undistributed net investment income of:	$1,362,664	$—

SHARE ACTIVITY
Class A:
Shares Sold	1,892,520	1,859,118
Shares Reinvested	77,623	65,204
Shares Redeemed	(1,455,332)	(1,777,981)
Net increase in shares of beneficial interest outstanding	514,811	146,341

Class I:
Shares Sold	15,025,603	6,269,742
Shares Reinvested	778,147	718,561
Shares Redeemed	(9,802,080)	(9,283,691)
Net increase (decrease) in shares of beneficial interest outstanding	6,001,670	(2,295,388)

See accompanying notes to financial statements.

13

Power Dividend Index Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
June 30, 2014 (a)
FROM OPERATIONS
Net investment income	$967,547
Net realized gain from security transactions	37,410
Net change in unrealized appreciation on investments	8,968,515
Net increase in net assets resulting from operations	9,973,472

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(208,523)
Class I	(794,833)
Net decrease in net assets resulting from distributions to shareholders	(1,003,356)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	29,186,879
Class I	97,267,455
Net asset value of shares issued in reinvestment of distributions:
Class A	156,334
Class I	723,791
Redemption fee proceeds:
Class A	841
Class I	3,120
Payments for shares redeemed:
Class A	(1,964,230)
Class I	(7,041,632)
Net increase in net assets resulting from shares of beneficial interest	118,332,558

TOTAL INCREASE IN NET ASSETS	127,302,674

NET ASSETS
Beginning of Period	—
End of Period *	$127,302,674
*Includes undistributed net investment income of:	$74,102

SHARE ACTIVITY
Class A:
Shares Sold	2,814,893
Shares Reinvested	14,422
Shares Redeemed	(190,246)
Net increase in shares of beneficial interest outstanding	2,639,069

Class I:
Shares Sold	9,384,628
Shares Reinvested	67,183
Shares Redeemed	(664,960)
Net increase in shares of beneficial interest outstanding	8,786,851

(a)	The Power Dividend Index Fund commenced operations on November 7, 2013.

See accompanying notes to financial statements.

14

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$9.96	$9.77	$10.19	$10.00

Activity from investment operations:
Net investment income (2)	0.39	0.34	0.24	0.34
Net realized and unrealized gain (loss) on investments	0.33	0.20	(0.40)	0.18
Total from investment operations	0.72	0.54	(0.16)	0.52
Less distributions from:
Net investment income	(0.34)	(0.34)	(0.22)	(0.33)
Net realized gains	—	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions	(0.34)	(0.35)	(0.26)	(0.33)

Net asset value, end of period	$10.34	$9.96	$9.77	$10.19

Total return (3)	7.30%	5.57%	(1.45)%	5.19	% (4)

Net assets, at end of period (000s)	$31,472	$25,194	$23,278	$16,447

Ratio of expenses to average net assets (5)	1.52%	1.50%	1.46%	1.53	% (6)
Ratio of net investment income to average net assets (5,7)	3.89%	3.31%	2.40%	4.19	% (6)

Portfolio Turnover Rate	93%	170%	547%	259	% (4)

(1)	The Power Income Fund’s Class A shares commenced operations September 14, 2010.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

15

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$9.95	$9.76	$10.19	$10.00

Activity from investment operations:
Net investment income (2)	0.42	0.37	0.26	0.38
Net realized and unrealized gain (loss) on investments	0.32	0.20	(0.39)	0.15
Total from investment operations	0.74	0.57	(0.13)	0.53
Less distributions from:
Net investment income	(0.36)	(0.37)	(0.26)	(0.34)
Net realized gains	—	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total distributions	(0.36)	(0.38)	(0.30)	(0.34)

Net asset value, end of period	$10.33	$9.95	$9.76	$10.19

Total return (3)	7.56%	5.83%	(1.23)%	5.36	% (4)

Net assets, at end of period (000s)	$295,316	$224,806	$242,785	$232,918

Ratio of expenses to average net assets (5)	1.27%	1.25%	1.21%	1.28	% (6)
Ratio of net investment income to average net assets (5,7)	4.14%	3.65%	2.62%	4.61	% (6)

Portfolio Turnover Rate	93%	170%	547%	259	% (4)

(1)	The Power Income Fund’s Class I shares commenced operations September 14, 2010.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

16

Power Dividend Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A	Class I
	Period Ended	Period Ended
	June 30,	June 30,
	2014 (1)	2014 (1)
Net asset value, beginning of period	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.17	0.18
Net realized and unrealized gain on investments	1.10	1.10
Total from investment operations	1.27	1.28

Less distributions from:
Net investment income	(0.13)	(0.14)
Total distributions	(0.13)	(0.14)

Paid-in-Capital From Redemption Fees (3)	0.00	0.00

Net asset value, end of period	$11.14	$11.14

Total return (4,5)	12.79%	12.90%

Net assets, at end of period (000s)	$29,407	$97,896

Ratio of expenses to average net assets (6)	1.75%	1.50%
Ratio of net investment income to average net assets (6)	2.46%	2.68%

Portfolio Turnover Rate (5)	22%	22%

(1)	The Power Dividend Index Fund commenced operations November 7, 2013.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

17

Power Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.	ORGANIZATION

The Power Income Fund and the Power Dividend Index Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Power Income Fund commenced operations on September 14, 2010 and the Power Dividend Index Fund commenced operations on November 7, 2013.

The Funds’ investment objectives are as follows:

Power Income Fund – seek total return from income and capital appreciation with capital preservation as a secondary objective.

Power Dividend Index Fund – seek total return from income and capital appreciation with capital preservation as a secondary objective.

The Funds each currently offer two classes of shares: Class A shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class I shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders and minimum investment amounts. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

18

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

19

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Funds’ investments measured at fair value:

Power Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$264,139,710	$—	$—	$264,139,710
Exchange Traded Funds	51,374,086	—	—	51,374,086
Short-Term Investments	11,272,735	—	—	11,272,735
Total	$326,786,531	$—	$—	$326,786,531

Power Dividend Index Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$125,937,437	$—	$—	$125,937,437
Short-Term Investments	2,647,132	—	—	$2,647,132
Total	$128,584,569	$—	$—	$128,584,569

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the period presented. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – The Funds intend to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Power Income Fund in its 2011, 2012 and 2013 tax returns or expected to be taken by the Funds in their 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal

20

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

and Nebraska, and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $531,954,101 and $223,920,130, respectively, for the Power Income Fund and for the period ended June 30, 2014, $130,880,999 and $13,983,783, respectively, for the Power Dividend Index Fund.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

W.E. Donoghue & Co., Inc. serves as the Funds’ investment advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Funds’ average daily net assets. For the year ended June 30, 2014, the Advisor earned fees of $2,859,080 and $364,258 for the Power Income Fund and the Power Dividend Index Fund, respectively.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) at least until October 31, 2014, so that the total annual operating expenses do not exceed 2.25% and 2.00% of the average daily net assets of Class A and Class I shares of the Power Income Fund and the Power Dividend Index Fund. Contractual waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three after the fiscal year end during which the amounts were waived. As of June 30, 2014, the Advisor did not waive any of its management fees.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities.  For the year ended June 30, 2014, the Power Income Fund incurred distribution fees of $66,431 for Class A shares and for the period ended June 30, 2014 the Power Dividend Index Fund incurred distribution fees of $19,877 for Class A shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. The Distributor is an affiliate of GFS. During the year ended June 30, 2014, the Distributor received $100,002 in underwriting commissions for sales of Class A shares of the Power Income Fund, of which $18,322 was retained by the

21

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

principal underwriter or other affiliated broker-dealers. During the period ended June 30, 2014, the Distributor received $193,654 in underwriting commissions for sales of Class A shares of the Power Dividend Index Fund, of which $35,633 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

5.	REDEMPTION FEES

The Power Dividend Index Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the period ended June 30, 2014, the Power Dividend Index Fund assessed $841 and $3,120 in redemption fees for Class A and Class I shares respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year and period ended June 30, 2014 and June 30, 2013 was as follows:

	For the year/period ended June 30, 2014:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Income Fund	$10,410,533	$—	$—	$10,410,533
Power Dividend Index Fund	1,003,356	—	—	1,003,356

	For the year ended June 30, 2013:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Income Fund	$9,262,775	$—	$200,276	$9,463,051

As of June 30, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings
Power Income Fund	$1,362,664	$—	$(2,671,122)	$—	$—	$6,532,075	$5,223,617
Power Dividend Index Fund	31,326	—	—	—	—	8,953,436	8,984,762
22

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The difference between book basis and tax basis accumulated net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for C-Corporation distributions.

At June 30, 2014, the Power Income Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Fund	Short-Term	Long-Term	Total
Power Income Fund	$2,671,122	$—	$2,671,122
Power Dividend Index Fund	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of organizational costs, the reclass of ordinary income distributions, and adjustments related to C-Corporation distributions, resulted in reclassification for the year/period ended June 30, 2014 as follows:

	Paid
	In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Power Dividend Index Fund	$(14,646)	$109,911	$(95,265)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2014, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
TD Ameritrade, Inc.	Power Income Fund	49.30%
Charles Schwab & Co.	Power Dividend Index Fund	31.30%
TD Ameritrade, Inc.	Power Dividend Index Fund	28.03%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Power Income Fund and Power Dividend Index Fund

and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of the Power Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period September 14, 2010 (commencement of operations) through June 30, 2011. We have also audited the accompanying statement of assets and liabilities of the Power Dividend Index Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of June 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period November 7, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Power Income Fund and Power Dividend Index Fund as of June 30, 2014, the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 27, 2014

24

Power Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Power Income Fund (Adviser – W.E. Donoghue & Co., Inc.)

In connection with the regular meeting held on March 26-27, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed and approved the renewal of an investment advisory agreement between W.E. Donoghue & Co., Inc. (the “Advisor”) and the Trust (the “Advisory Agreement”), with respect to Power Income Fund (the “Fund”). The Trustees subsequently discussed the renewal of the Advisory Agreement in connection with a regular meeting held on June 25-26, 2014. In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement. The deliberations of the Board at its June 25-26, 2014 meeting are included below.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that the Advisor has approximately $930 million in assets under management, and has been providing investment management services to individuals, corporations, institutions including trusts, employee benefit plans and retirement plans since its founding in 1986. The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and noted the team’s longevity and level of financial industry experience in creating and managing portfolios that combine momentum trends, technical analysis, and tactical asset allocation methodologies. The Board noted that the Advisor’s investment process for the Fund is based on its research and analysis that applies technical trend indicators to the high yield asset class to determine when to be invested in a diversified portfolio of income producing high yield funds or when to mitigate risk with cash or employ hedging techniques. The Trustees noted that the Advisor performs compliance monitoring with the Fund’s investment limitations through the use of excel trading worksheets that are updated with current holding positions and reviewed whenever the Fund has a new trade, and completes monthly and quarterly checklists to meet its compliance obligations. They noted favorably that there have been no material compliance or litigation issues reported since the last advisory contract approval. The Trustees noted that the Trust Chief Compliance Officer reported that the Advisor is cognizant of any compliance concerns that may arise, with a “tone at the top” focus on compliance. The Board expressed its satisfaction with the Advisor’s long history, its veteran investment team, and a strong risk management culture committed to protecting capital.

Performance. The Trustees noted that the Fund outperformed both its peer group and the Morningstar category in the last year (6.46% (Class I shares) versus 5.50% and 5.10%, respectively), but trailed both benchmarks since inception (4.41% (Class I shares) versus 7.89% and 8.99%, respectively). They further noted that the Fund outperformed the Barclay’s Aggregate Index in both periods, and discussed the appropriateness of the benchmark given the Fund’s strategy. The Trustees considered that the Fund’s capture ratios have also improved in the last 12 months. They noted that the Fund exhibits a lower alpha than the Morningstar category, but considered that alpha is positive by 2.49%. They noted that the Fund’s sharpe ratio is positive, but lower than both the index and the Morningstar category. They noted that the Advisor’s decision to take defensive positions has caused the Fund to miss out on some upside performance. The Trustees agreed that the Fund is achieving its objective of total return, and is taking less risk than the Morningstar category, but is sacrificing some performance and earning a lower return as a result of its hedging strategy. They noted that participation in a full market cycle may improve its risk adjusted performance. The Trustees concluded that the performance was reasonable.

25

Power Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

Fees and Expenses. The Trustees noted that the advisory fee of 1.00% is higher than the peer group average of 0.78% and the Morningstar High Yield Bond category average of 0.58%. They further noted that the Fund’s net expense ratio (1.75%) is higher than both the peer group (1.47%) and the Morningstar category average (1.11%). They considered that the Advisor charges a higher fee of 1.51% to its separately managed account clients. The further considered that shareholders rely on the relatively unique nature of the Fund’s strategy, which allows it to go 100% in cash as necessary as a part of its principal strategy. After further discussion, the Trustees concluded that the advisory fee is not unreasonable in light of the services provided and the nature of the Fund’s strategy.

Economies of Scale. The Trustees considered whether economies of scale had been realized with respect to the management of the Fund. The Trustees noted that the Advisor indicated that economies are currently being realized by shareholders through reduced trading and administration costs, and a decreased total expense ratio. After discussion with the Board, the Advisor agreed to discuss the matter of breakpoints as Fund assets continue to grow, noting that breakpoints may be appropriate at certain asset levels discussed with the Board. After discussion, it was the consensus of the Trustees that based on current size of the Fund, while economies in the form of advisory fee breakpoints had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability. The Trustees reviewed the profitability analysis for the Fund provided by the Advisor. They noted the Advisor realized a profit in connection with its relationship with the Fund, but agreed that such profit was not unreasonable.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Power Income Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
26

 Power Funds

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period	Ending Account Value 6/30/14	Expenses Paid During Period

Power Income Fund – Class A	1.56%	$1,000.00	$1,035.30	$7.87 *	$1,017.06	$7.80
Power Income Fund – Class I	1.31%	$1,000.00	$1,037.60	$6.62 *	$1,018.30	$6.56
			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period	Ending Account Value 6/30/14	Expenses Paid During Period
Power Dividend Index Fund – Class A	1.70%	$1,000.00	$1,103.50	$8.87 *	$1,016.36	$8.50
Power Dividend Index Fund – Class I	1.47%	$1,000.00	$1,105.50	$7.67 *	$1,017.50	$7.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).
27

 Power Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

6/30/14 – NLFT_v3

28

Power Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

6/30/14 – NLFT_v3

29

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
30

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
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This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR

W.E. Donoghue & Co., Inc.

629 Washington Street

Norwood, MA 02062

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012

2013

2014

Power Income Fund

$13,500

$13,500

$14,000

Power Dividend Index Fund

$13,500

(b)

Audit-Related Fees

2012

2013

2014

Power Income Fund

None

None

None

Power Dividend Index Fund

None

(c)

Tax Fees

2012

2013

2014

Power Income

$2,000

$2,000

$2,000

Power Dividend Index Fund

$2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012

2013

2014

Power Income Fund

None

None

None

Power Dividend Index Fund

None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Power Income Fund

2014

2013

2012

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

Power Dividend Index Fund

2014

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014

2013

2012

Power Income Fund

$2,000

$2,000

$2,000

Power Dividend Index Fund

$2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/8/14